Exhibit 99.1

Grayscale® Digital Large Cap Fund, Grayscale® DeFi Fund, and Grayscale® Smart Contract Platform Ex-Ethereum Fund Announce Rebalancing of Funds for First Quarter 2022

NEW YORK, April 06, 2022 (GLOBE NEWSWIRE) -- Grayscale Investments®, the world’s largest digital currency asset manager, and manager of Grayscale® Digital Large Cap Fund (OTCQX: GDLC) (Digital Large Cap Fund), Grayscale® DeFi Fund (DeFi Fund), and Grayscale® Smart Contract Platform Ex-Ethereum Fund (GSCPxE Fund), today announced the updated Fund Component weightings for each product in connection with their respective first quarter 2022 reviews.

In accordance with the construction criteria, Grayscale has adjusted the Digital Large Cap Fund’s portfolio by selling certain amounts of the existing Fund Components in proportion to their respective weightings, and using the cash proceeds to purchase Avalanche (AVAX) and Polkadot (DOT). No tokens were removed from the Grayscale Digital Large Cap Fund.

At the end of the day on April 5, 2022, the Digital Large Cap Fund’s Fund Components were a basket of the following assets and weightings.

•
Bitcoin (BTC), 60.07%
•
Ethereum (ETH), 28.57%
•
Solana (SOL), 3.06%
•
Cardano (ADA), 2.74%
•
Avalanche (AVAX), 1.77%
•
Polkadot (DOT), 1.56%
•
Litecoin (LTC), 0.62%
•
Chainlink (LINK), 0.57%
•
Uniswap (UNI), 0.55%
•
Bitcoin Cash (BCH), 0.49%

In accordance with the CoinDesk DeFi Index methodology, Grayscale has adjusted the DeFi Fund’s portfolio by selling certain amounts of the existing Fund Components in proportion to their respective weightings. As a result of the rebalancing, SushiSwap (SUSHI) and Synthetix (SNX) have been removed from the CoinDesk DeFi Index and the DeFi Fund. No new tokens were added to the DeFi Fund.

At the end of the day on April 5, 2022, the DeFi Fund’s Fund Components were a basket of the following assets and weightings.

•
Uniswap (UNI), 42.34%
•
Curve (CRV), 17.56%
•
Aave (AAVE), 13.27%
•
Amp (AMP), 9.58%
•
MakerDAO (MKR), 8.32%
•
Compound (COMP), 5.86%
•
Yearn Finance (YFI), 3.07%

In accordance with the CoinDesk Smart Contract Platform Select Ex ETH Index methodology, Grayscale has adjusted the GSCPxE Fund’s portfolio by selling certain amounts of the existing Fund Components in proportion to their respective weightings, and using the cash proceeds to purchase Cosmos (ATOM). No tokens were removed from the GSCPxE Fund.

At the end of the day on April 5, 2022, the GSCPxE Fund’s Fund Components were a basket of the following assets and weightings.

•
Solana (SOL), 26.47%
•
Cardano (ADA), 25.12%
•
Avalanche (AVAX), 14.95%
•
Polkadot (DOT), 13.95%
•
Polygon (MATIC), 7.54%
•
Cosmos (ATOM), 5.23%
•
Stellar (XLM), 3.43%
•
Algorand (ALGO), 3.31%

Neither the Digital Large Cap Fund, the DeFi Fund, nor the GSCPxE Fund generate any income, and all regularly distribute Fund Components to pay for ongoing expenses. Therefore, the amount of Fund Components represented by shares of each fund gradually decreases over time.

For more information, please visit grayscale.com.

This press release is not an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal, nor shall there be any sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About Grayscale® Digital Large Cap Fund
Grayscale Digital Large Cap Fund enables investors to gain exposure to a market cap-weighted portfolio of large-cap digital currencies through a singular investment vehicle without the challenges of buying, storing, and safekeeping digital currencies directly. Through a rules-based portfolio construction methodology , the Digital Large Cap Fund targets coverage of the upper 70% of the digital currency market and is re-evaluated each quarter; however, the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time.* Additional information on the Index methodology can be found at: https://tradeblock.com/markets/dlcx.

The Digital Large Cap Fund's investment objective is for its Shares to reflect the value of Fund Components held by the Digital Large Cap Fund, less its expenses and other liabilities. To date, the Digital Large Cap Fund has not met its investment objective and the Shares quoted on OTCQX have not reflected the value of Fund Components held by the Digital Large Cap Fund, less the Digital Large Cap Fund's expenses and other liabilities, but instead have traded at both premiums and discounts to such value, with variations that have at time been substantial.

About Grayscale® DeFi Fund
Grayscale Decentralized Finance (DeFi) Fund holds digital assets that make up the CoinDesk DeFi Index. These digital assets are drawn from the universe of investable digital assets native to decentralized finance or DeFi. The CoinDesk Defi Index includes liquid DeFi assets on a market cap-weighted basis and is re-evaluated each quarter; however, the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time.* Additional information on the CoinDesk DeFi Index methodology can be found at https://tradeblock.com/markets/dfx/.

Grayscale intends to attempt to have shares of this new product quoted on a secondary market. However, there is no guarantee this will be successful. Although the shares of certain products have been approved for trading on a secondary market, investors in this new product should not assume that the shares will ever obtain such an approval due to a variety of factors, including questions regulators such as the SEC, FINRA or other regulatory bodies may have regarding the product. As a result, shareholders of this product should be prepared to bear the risk of investment in the shares indefinitely.

About Grayscale® Smart Contract Platform Ex-Ethereum Fund
Grayscale Smart Contract Platform Ex-Ethereum Fund (GSCPxE Fund) provides investors with exposure to a selection of industry-leading Smart Contract Platforms through a market cap-weighted portfolio designed to track the CoinDesk Smart Contract Platform Select Ex ETH Index. GSCPxE Fund holds the largest and most liquid digital assets, excluding ETH, that meet certain trading and custody requirements, and are classified in the Smart Contract Platform sector defined by CoinDesk Digital Asset Classification Standard (DACS); the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time.* Additional information on the CoinDesk Smart Contract Platform Select Ex ETH Index methodology can be found at https://tradeblock.com/markets/scpxx.

Grayscale intends to attempt to have shares of this new product quoted on a secondary market. However, there is no guarantee this will be successful. Although the shares of certain products have been approved for trading on a secondary market, investors in this new product should not assume that the shares will ever obtain such an approval due to a variety of factors, including questions regulators such as the SEC, FINRA or other regulatory bodies may have regarding the product. As a result, shareholders of this product should be prepared to bear the risk of investment in the shares indefinitely.

*The compositions of the Digital Large Cap Fund, the DeFi Fund and the GSCPxEFund are evaluated on a quarterly basis to remove existing Fund Components or to include new Fund Components, in accordance with the Construction Criteria established by Grayscale or the Index Provider, as applicable. Holdings and weightings of each Fund are subject to change. Investors cannot directly invest in an index.

About Grayscale Investments®
Grayscale enables investors to access the digital economy through a family of secure, compliant, and future-forward investment products. Founded in 2013, Grayscale has a proven track record and unrivaled expertise as the world’s largest digital currency asset manager. Investors, advisors, and allocators turn to Grayscale’s private placements, public quotations, and ETFs for single asset, diversified, and thematic exposure. Grayscale products are distributed by Genesis Global Trading, Inc. (Member FINRA/SIPC, MSRB Registered) or Foreside Fund Services, LLC. For more information, please follow @Grayscale or visit grayscale.com.

Press Contact

Jennifer Rosenthal
press@grayscale.com